- - - 1 A leading provider of specialty hydrocarbons, specialty waxes, and custom processing services for a broad array of end markets T R E C O R A R E S O U R C E S ( N Y S E : T R E C ) MANAGEMENT PRESENTATION M AY 2 0 2 2

- - - 2 Forward Looking Statements Some of the statements and information contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding the Company’s financial position, business strategy and plans and objectives of the Company’s management for future operations and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as “outlook,” “may,” “will,” “can,” “shall,” “should,” “could,” “expects,” “plans,” “anticipates,” “contemplates,” “proposes,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” “intend,” or the negative of such terms and other comparable terminology, or by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and factors include, but are not limited to the impacts of the COVID-19 pandemic on our business, financial results and financial condition and that of our customers, suppliers, and other counterparties; general economic and financial conditions domestically and internationally, including the impact of rising inflation and supply chain issues; the ongoing impact of geopolitical conflict; the impact of actions by activist stockholders; insufficient cash flows from operating activities; our ability to attract and retain key employees; feedstock and product prices; feedstock availability and our ability to access third party transportation; competition; industry cycles; natural disasters or other severe weather events, health epidemics and pandemics (including the COVID-19 pandemic) and terrorist attacks; our ability to consummate, and the costs associated with, extraordinary transactions, including acquisitions, dispositions and other business combinations, and realize the financial and strategic goals of such transactions; technological developments and our ability to maintain, expand and upgrade our facilities; regulatory changes; environmental matters; lawsuits; outstanding debt and other financial and legal obligations; difficulties in obtaining additional financing on favorable conditions, or at all; local business risks in foreign countries, including civil unrest and military or political conflict, local regulatory and legal environments and foreign currency fluctuations; and other risks detailed in our latest Annual Report on Form 10-K, including, but not limited to, “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein and in our other filings with the Securities and Exchange Commission (the “SEC”). Many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic and other natural disasters such as severe weather events. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. In addition, to the extent any inconsistency or conflict exists between the information included in this report and the information included in our prior releases, reports and other filings with the SEC, the information contained in this report updates and supersedes such information. Forward-looking statements are based on current plans, estimates, assumptions, and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

- - - 3 Non-GAAP Measures This presentation includes non-GAAP financial measures of EBITDA and Adjusted EBITDA and provides reconciliations from our most directly comparable GAAP financial measures to those measures. We believe these financial measures provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. We also believe that such non-GAAP measures, when read in conjunction with our operating results presented under GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. These measures are not measures of financial performance or liquidity under GAAP and should be considered in addition to, and not as a substitute for, analysis of our results under GAAP. We define EBITDA as net income (loss) plus interest expense, income tax expense (benefit), and depreciation and amortization.Wedefine Adjusted EBITDA as EBITDA net of the impact of items we do not consider indicative of our ongoing operating performance, including share-based compensation, gains or losses on disposal of assets, gains or losses on extinguishment of debt, costs for professional services associated with M&A and strategic initiatives and other non-recurring costs. We define net debt as balance sheet debt minus cash. We also present Adjusted EBITDA for the trailing twelve months. Non-GAAP measures have been reconciled to the nearest GAAP measure for historical periods in the appendix to our presentation. However, the Company is unable to reconcile its expectations regarding Adjusted EBITDA for the full year 2022 to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures.

# Industry Leading Producer of Specialty Hydrocarbons, Circular PE Waxes and Custom Processing Solutions

## Market Leader Across Core Operations

### Specialty Petrochemicals

**#1**
*High purity C5 producer in the US*

**#2**
*High purity C6 producer in the US*

### Specialty Waxes[1]

**#1**
*Circular PE wax producer in the US*

### Custom Processing[1]

**Top 2**
*In high-pressure hydrogenation and distillation*

## Company Highlights

- Leadership position across its core markets due to superior quality and technical capabilities
- One of two domestic producers of high-purity pentane and hexane solvents
- Only US producer of high-performance, circular polyethylene waxes
- Unique custom processing capabilities in a strategic geographical location relative to raw material suppliers and key customers
- Control of supply chain logistics provides advantaged customer service position and contributes to end-to-end quality
- Advantageous market position in an industry with inelastic demand
- Significant capital invested to date yielding superior manufacturing capabilities
- Seasoned management team with proven value creation experience

(1) Company estimates

TRECORA 4

# Balanced Platform with Attractive Market Segmentation

| | South Hampton Resources | | TRECORA Chemical | |
|---|---|---|---|---|
| | Specialty Petrochemicals | Custom Processing | Specialty Waxes | Custom Processing |
| **Business** |  |  |  |  |
| **TTM Revenue** | $252.7 million | $6.0 million | $32.3 million | $10.3 million |
| **TTM Adj. EBITDA** | $29.2mm / 11.3% margin | | $5.5mm / 12.9% margin | |
| **Key Highlights** | ▪ Superior logistical advantage underpinned by tailored customer interactions<br>▪ Strategically located near raw materials suppliers and key customer base<br>▪ Reputation for exacting quality and technical expertise<br>▪ Dedicated assets available for Custom Processing | | ▪ Significant feedstock cost advantage<br>▪ High-pressure hydrogenation and polyol capacity are in short supply in the Gulf region<br>▪ Close relationship with customers serving as extension of product line offering for large, multinational corporations | |
| **Select Applications** | <br>*Polyethylene* | <br>*Poly-iso Insulation*<br><br>*EPS / XPS Insulation* | <br>*Hot Melt Adhesives* | <br>*Paints and Coatings* |

TRECORA 5

# Facility Overview

## Facility Highlights

**South Hampton Resources**



- South Hampton Resources is a petrochemical manufacturer in southeast Texas
- Market leader in high-purity pentanes and hexanes
- ~30 miles north of Beaumont and ~90 miles east of Houston
- SHR dedicated truck fleet meets customer's demand expectations; 16 drivers, 16 trucks

**TRECORA Chemical**



Maintenance
SV-2/3
Tank farm
Tank farm
A-Plant
Lab
Control Room
Tank farm
B-Plant
Utilities
SV-4
Pipe Shop
SV-5

- Located in the center of the industrial region in the Gulf Coast near Houston, Texas
- Leading manufacturer and provider of specialty polyethylene waxes and Custom Processing solutions
- Three primary areas of business, including Custom Processing / Tolling, PE wax and Proprietary Products

## Key Statistics

**South Hampton Resources**

- **133** *Employees*
- **13,000** *barrels per day of fresh feed (air permits limit to 11,000)*
- **276** *Railcars*
- **4,000** *barrels per day Advanced Reformer*
- **~100** *storage tanks with total capacity of ~294,000 barrels*

**TRECORA Chemical**

- **91** *Employees*
- **40.6mm lbs.** *Capacity utilized as of YTD September 2021*
- **28 acre** *Plant*
- **~35 acres** *Total site area*
- **50-60%** *Available capacity (product mix dependent)*

TRECORA --- 6

# Trecora's Business Evolution & Transformation Supports Future Growth

## Pre-2019

### Specialty Petrochemical and Custom Processing Expansion

- *2014* — Acquired Trecora Chemical to diversify and broaden earnings base, including Custom Processing focus
- *2015* — Commenced growth investment program driven by expectations of crude oil environment & asset replenishment
- *2017* — Began reviewing strategy on resource / mining elements of the Company

### Highlights

- D Train and Advanced Reformer completed
- Acquired BASF facility, or B Plant, to expand polyol and circular PE wax capabilities
- Expanded Custom Processing capabilities, including hydrogenation and distillation, via significant investment in capital projects

## 2019 – 2021

### Narrowed Strategic Focus

- *2019* — Appointed Patrick Quarles as CEO and established new management team
- *2020* — Focus on execution including upgraded facility leadership and operational excellence principles
- *2020* — Disciplined capital allocation / debt reduction driven by capex process & return thresholds – portfolio simplification

### Highlights

- Narrowed strategic focus via sale of AMAK shares and sale of Pioche
- Appointed Karen Twitchell as Chairman and refreshed Board of Directors
- Implemented company management system – emphasizing safety, reliable operations & sustainability
- Launched disciplined growth program defining value and complexity; upgraded and applied resources

## 2022 & Beyond

### Leverage Well Invested Infrastructure to Drive Growth

- *2022* — Delivering the growth program by developing the right capabilities and aligning priorities
- *2022* — Rolling out performance management system ensuring accountability and achievement of milestones
- *2022* — Refocusing business to prioritize free cash flow

### Highlights

- Launched Odyssey logistics savings platform
- Improved natural gasoline supply agreement and octane boost product line
- Change in executive compensation metric tied to free cash flow performance
- Capitalizing on advantageous domestic positioning by increasing prices at TC
- Capturing 95% of new growth coming online in polyethylene, poly-iso and EPS / XPS applications

TRECORA 7

# Trecora Resources' Products Play a Critical Link in the Value Chain

**Trecora Provides Solutions to Customers Across a Variety of End Markets** →

| Raw Materials | Trecora Products | Customers | Applications | Selected End Markets |
|---|---|---|---|---|
| South Hampton Resources: Natural Gasoline | Prime Products: Normal Pentane & Isopentane; Normal Hexane & Isohexane; Cyclopentane; Aromatic Compounds | Exxon; GRACE; Gulf Coast Growth Ventures; ALBEMARLE; Dow; lyondellbasell |  Polyethylene;  Poly-iso;  EPS / XPS;  Polyolefin Catalysts;  Polyurethane;  Paints;  Inks;  Adhesives;  PVC Lubricants |  Building & Construction;  Packaging;  Transportation & Mobility;  Consumer;  Life Sciences |
| TRECORA Chemical: Low molecular weight High Density Polyethylene (HDPE) offtake | Circular Polyethylene Waxes; Wax Lights, CPAO & Other Waxes | H.B. Fuller; Jowat Adhesives; HPwax; JS Chemical; Micro Powders, Inc.; Palmetto Adhesives | | |

TRECORA 8

- - - 9 – 50 100 150 200 250 2018 2019 2020 2021 Contracted 78% Contracted 33% Non-Contracted 22% Non- Contracted 67% 45% 29% 14% 12% Contracted Revenue(2)Longstanding Customer Relationships(1) Stable Prime Product Margin Profile Delivered Prime Product Indexed Cost Delivered Prime Product Indexed Average Selling Price  Strategic and collaborative customer relationships with executing on customized requirements  Trecora’s focus on customer service is demonstrated by its ability to retain both blue- chip and smaller customers, with many relationships lasting over two decades  Delivers a differentiated value proposition to ~300 customers  ~71% of revenue base is contracted  Trecora utilizes both formula and non- formula based pricing depending upon a customer’s requirements  SHR’s favorable contracted customer mix insulates prime product margins from Non-TET natural gasoline index price fluctuations  SHR pricing is set on a cost-plus basis (base raw materials plus adder); TC wax is based on FT wax alternative pricing; Custom Processing revenue falls through to bottom line 0-5 years 6-10 years 11-20 years 20+ years (1) Percentage based on customer tenure weighted by revenue contribution. (2) Contracted revenue adjusted for impact of one-time freeze addback. Entrenched Blue-Chip Customer Relationships with Contracted Revenue Visibility

- - - 10 Capturing Value of High-Quality Waxes New supplemental feedstock supply and expansion of new products can increase capacity beyond base plan Increase in quality, expansion of circularity and domestic supply puts Trecora in a position to enhance margin profile via price increases Strong demand for TC’s specialty wax products has led to sold out demand historically and on a projected basis ($ in millions)Annual Historical and Projected Volume and Price Volume (mm lbs.) Unit Price (Indexed)(1) (1) Indexed based on 2018 unit price. Volume Stability 37.3 34.4 36.4 35.8 35.7 100.0 98.6 96.0 112.4 125.1 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 170.0 180.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2018A 2019A 2020A 2021A 2022E

# Trecora is Levered to Several Compelling Secular Growth Trends

| Favorable Secular Trends | Select Application Trends | |
|---|---|---|
| **Fast growing building and construction markets supported by rising spending in the US on improvements / new housing** | ***North American Building & Construction Spend*** | ▪ Poly-iso and EPS / XPS demand poised to benefit from secular building product trends<br>▪ Applications include insulation in roofing and foundation construction |
| **+ Increasing penetration of insulation driven by green energy saving trends** | ***Building Insulation*** | ▪ Increased adoption of insulation due to energy consumption awareness<br>▪ Growth tied heavily to the commercial and residential construction industry |
| **+ Attractive regulatory tailwinds underpinned by ongoing replacement of HFC's with Pentanes** | ***Pentane-Related Regulatory Tailwinds*** | ▪ Regulation to eliminate UFC-340 driving switch over to pentane / UFO blends<br>▪ HC foam substitution opportunity for blowing agents used in polyurethane appliances |
| **+ Robust demand for sustainable and circular specialty chemicals** | ***Sustainability Trends Impacting the Chemicals Industry*** | ▪ Shift towards sustainable and circular specialty chemical products<br>▪ HFC restrictions expected to increase pentane demand (applicable for refrigeration appliances) |
| **+ Rising LLDPE packaging demand supportedby increasing use of shrink and stretch film packaging** | ***Rising LLDPE Demand*** | ▪ Rising adoption of LLDPE in construction<br>▪ Demand driven by high and increasing LLDPE penetration in the polymer market |

Source: Advancy, Mordor Intelligence and Infiniti Research.

TRECORA 11

- - - 12 Megatrend – Growing Demand and Increased Importance of Insulation in the Building and Construction Industry ~5-6% ~6-7% ~5% Global Insulation Market US Insulation Market Foamed Plastic Insulation Market North American Insulation Growth Outpaces Construction Growth… (Growth shown relative to base of 100) …Supported by Insulation Market Tailwind Growth Polyiso (foil-faced) Closed Cell Spray Foam Polyiso (glass fiber-faced) Polyiso (unfaced) Extruded Polystyrene (XPS) Polyurethane Board Expanded Polystyrene (EPS) Cellulose blown (wall) Open Cell Spray Foam Cellulose blown (attic) Fiberglass blown (wall) Fiberglass (batt) Mineral Wool (batt) Minteral Wool blown (attic) Mineral Wool blown (wall) Fiberglass blown (attic) Where Trecora Impacts the Insulation Market 95 100 105 110 115 120 125 130 135 140 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Insulation Total Construction Insulation demand growth is outpacing the already fast-growing broader construction market, providing strong support for future demand of Trecora’s products EPS insulation is now the largest product segment (~25% of the market) and XPS has emerged as a superior product due to its environmental impact and performance capabilities Insulation Type R-value/in Projected Growth Rates Source: Advancy Research, US Department of Energy, GMInsights, Freedonia, Principia.

# Strong Anticipated Growth Underpinned by Robust Demand for Sustainable Materials

| Sustainable Product | Description | Status | Production Scale | Industry CAGR |
|---|---|---|---|---|
|  *Renewable Aviation Fuel* | ▪ Producing and supplying renewable aviation fuel inputs for a North American renewable chemicals and biofuels company | **Commercial** | **Pilot**<br>*Potential to expand volumes at Trecora location* | **67.2%** |
|  *Terpenes* | ▪ Producing and supplying pine-based chemicals for a third party specialty chemical company | **Commercial** | **Railcar Quantities**<br>*Organic growth potential* | **14.2%** |
|  *Renewable Products* | ▪ Producing and supplying renewable products for a sustainable technology company focused on producing cost-competitive renewable chemicals from non-food biomass | **Commercial** | **Pilot** | **9.3%** |
|  *PE Circular Waxes* | ▪ Producing and supplying circular PE waxes based on recovery of low molecular weight polymer from PE resin production | **Commercial** | **Current Production** | **3.0%** |
|  *Flare Gas Mitigation* | ▪ Wax produced from flare gas capture / mitigation at the well heads used to manufacture FT wax products | **Commercial Trial** | **Truckload Quantities**<br>*Potential to expand to large quantities as there is expansion in flare gas mitigation* | **7.7%** |
|  *Renewable Diesel* | ▪ Developing inputs for renewable diesel production for a third party Custom Processing project | **Definition** | **~1,500 barrels**<br>per day | **21.3%** |

Source: Expresswire, Mordor Intelligence and Technavio.

TRECORA 13

- - - 14 Organic Development Overview  Trecora’s high quality team of chemists and engineers offer custom processing partners unique solutions  Trecora’s lab and pilot plant capability empowers the company to bridge the gap between ideation and commercialization  Trecora leverages two pilot plants to test new products functionality and determine commercial viability  Thorough trial process ensures the Company only develops products offering a differentiated value proposition  Trecora has a team of technically trained chemists suited to develop new TC wax products  The lab and R&D team enhance Trecora’s proprietary technology such as the company’s circular PE wax Product Development Capabilities Overview Fully equipped laboratory and pilot plant facility with a highly trained, technically proficient team of engineers and chemists Rapid Deployment of New Custom Processing Projects

- - - 15 New Project Selection Process  Continued review and refinement of the project  Measure and evaluate the EBITDA impact against assumptions to refine process  Continue to evaluate and ensure risk mitigations in place  Initial assessment: ̶ Categorization ̶ Value driver ̶ Ease of implementation  Resource requirement assessment: ̶ Capital ̶ Personnel ̶ Expense  Key risk assessment  Management reviews and updates standardized criteria from initial assessment  Commercial confirms customer commitment  Portfolio prioritization based on expected EBITDA contribution and project complexity  Project trials precede a full roll-out of new projects  Legal review of contracts and permits  Review of factors such as timing to commercialization and resource requirement Ideation Definition Trial Commercialization 12 9 3 12 Step 4Step 1 Step 2 Step 3 Execution Projects in Phase * * As of April 2022

- - - 16 15 20 25 30 35 40 45 50 Adj EBITDA Trecora Resources – 2022 Adjusted EBITDA Guidance Future Growth 15 20 25 30 35 40 45 50 2021A TX Freeze SHR Wins Growth Program Wax Margins Costs and Inflation 2022E Main Drivers  Additional prime product volume growth  Prime product margin recovery  High-confidence growth projects ($ in millions) Potential Within 3 – 4 Years

- - - 17 Q1’22 Q4’21 Q3’21 Q2’21 Q1’21 Diluted EPS ($0.02) $0.21 $0.08 $0.09 ($0.18) Net Income (Loss) ($0.4) $5.2 $1.9 $2.3 ($4.4) Adjusted EBITDA $5.8 $5.2 $7.5 $9.0 ($0.1) Gross Margin 9.5% 8.4% 12.0% 16.0% 4.3% Cap Ex $4.9 $1.9 $3.6 $3.9 $4.8 Total Debt $40.9 $41.9 $42.9 $44.0 $45.0 (1) Includes the unfavorable impact of the Texas freeze event of approximately $3.5 million. Quarterly Performance Summary TTM 12M’21 $0.36 $0.20 $9.0 $5.0 $27.5 $21.6(1) 11.3% 10.5% $14.3 $14.2 $40.9 $41.9

- - - 18 Q1’22 Q4’21 Q3’21 Q2’21 Q1’21 All Products (million gals) 20.2 20.2 20.9 20.0 17.2 Prime Products (million gals) 16.6 16.3 17.2 16.9 14.7 By-products (million gals) 3.7 3.9 3.7 3.1 2.5 By-product spread ($/gal) $0.46 $0.23 $0.38 $0.62 $0.30 Q1’22 Q4’21 Q3’21 Q2’21 Q1’21 Wax Revenue ($m) $10.0 $7.0 $8.5 $6.9 $6.9 Wax Sales Volume (million lbs) 10.3 8.4 9.8 8.8 8.8 Avg. Wax Sales Price ($/lb) $0.97 $0.83 $0.87 $0.78 $0.78 Custom Processing Revenue ($m) $2.7 $2.1 $2.8 $2.7 $1.8 2022 Business Segment Performance Summary Specialty Petrochemicals Sales Volume Specialty Waxes TTM 12M’21 81.3 78.3 67.0 65.1 14.4 13.2 $0.42 $0.38 TTM 12M’21 $32.4 $29.3 37.3 35.9 $0.86 $0.81 $10.3 $8.7

- - - 19 Specialty Petrochemical Feedstock - Market Price of Natural Gasoline (Source: OPIS) $/Gal $/Gal $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 $2.80 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 $2.80

Specialty Waxes – Wax Revenues and Sales Volumes



Thousands
Revenue
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
Thousands
Volume
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Wax Revenues ($)
Wax Volume (Lbs)

TRECORA 20

- - - 21 APPENDIX Reconciliation Of Selected GAAP Measures To Non-GAAP Measures

- - - 22 THREE MONTHS ENDED 3/31/2022 SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) 1,765$ 324$ (2,465)$ (376)$ Interest expense 283 - - 283 Income tax expense (benefit) 597 - (303) 294 Depreciation and amortization 206 22 - 228 Depreciation and amortization in cost of sales 2,523 1,556 - 4,079 EBITDA 5,374 1,902 (2,768) 4,508 Stock-based compensation - - 524 524 Costs for professional services associated with M&A and strategic initiatives - - 210 210 Other non-recurring costs 515 - - 515 Adjusted EBITDA 5,889$ 1,902$ (2,034)$ 5,757$

- - - 23 THREE MONTHS ENDED 12/31/2021 SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) 8,600$ (1,333)$ (2,038)$ 5,229$ Interest expense 287 - - 287 Income tax expense (benefit) (1,352) - (503) (1,855) Depreciation and amortization 190 21 1 212 Depreciation and amortization in cost of sales 2,560 1,539 - 4,099 EBITDA 10,285 227 (2,540) 7,972 Stock-based compensation - - 552 552 Gain on extinguishment of debt(1) (3,935) - - (3,935) Gain on disposal of assets 1 - - 1 Professional services associated with M&A and strategic initiatives - - 657 657 Adjusted EBITDA 6,351$ 227$ (1,331)$ 5,247$ (1) Extinguishment of debt is directly related to the forgiveness of the PPP Loans.

- - - 24 THREE MONTHS ENDED 9/30/2021 SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) 2,619$ 2,670$ (3,406)$ 1,883$ Interest expense 318 - 1 319 Income tax expense (benefit) 1,444 - (1,655) (211) Depreciation and amortization 195 23 - 218 Depreciation and amortization in cost of sales 2,649 1,530 - 4,179 EBITDA 7,225 4,223 (5,060) 6,388 Stock-based compensation - - 572 572 Gain on extinguishment of debt(1) - (2,188) - (2,188) Gain on disposal of assets 12 - - 12 One-time costs for professional services associated with M&A and strategic initiatives - - 2,751 2,751 Adjusted EBITDA 7,237$ 2,035$ (1,737)$ 7,535$ (1) Extinguishment of debt is directly related to the forgiveness of the TC PPP Loan.

- - - 25 THREE MONTHS ENDED 6/30/2021 SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) 5,286$ (183)$ (2,848)$ 2,255$ Interest expense 297 - - 297 Income tax expense (benefit) 1,406 - (703) 703 Depreciation and amortization 200 23 3 226 Depreciation and amortization in cost of sales 2,586 1,496 - 4,082 EBITDA 9,775 1,336 (3,548) 7,563 Stock-based compensation - - 552 552 Gain on disposal of assets (38) - - (38) Professional services associated with M&A and strategic initiatives - - 877 877 Adjusted EBITDA 9,737$ 1,336$ (2,119)$ 8,954$

- - - 26 THREE MONTHS ENDED 3/31/2021 SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) 205$ (1,954)$ (2,655)$ (4,404)$ Interest expense 302 - - 302 Income tax expense (benefit) (486) - (515) (1,001) Depreciation and amortization 200 23 3 226 Depreciation and amortization in cost of sales 2,602 1,452 - 4,054 EBITDA 2,823 (479) (3,167) (823) Stock-based compensation - - 571 571 Gain on disposal of assets (254) - - (254) Costs for professional services associated with M&A and strategic initiatives - - 370 370 Adjusted EBITDA 2,569$ (479)$ (2,226)$ (136)$

- - - 27 TWELVE MONTHS ENDED 12/31/2021 SPEC. PETRO SPEC. WAX CORP TREC NET INCOME (LOSS) 16,710$ (800)$ (10,947)$ 4,963$ Interest expense 1,204 - 1 1,205 Income tax expense (benefit) 1,012 - (3,376) (2,364) Depreciation and amortization 785 90 7 882 Depreciation and amortization in cost of sales 10,398 6,017 - 16,415 EBITDA 30,109 5,307 (14,315) 21,101 Stock-based compensation - - 2,247 2,247 Gain on extinguishment of debt(1) (3,935) (2,188) - (6,123) (Gain) Loss on disposal of assets (279) - - (279) Professional services associated with M&A and strategic initiatives - - 4,655 4,655 Adjusted EBITDA 25,895$ 3,119$ (7,413)$ 21,601$ (1) Extinguishment of debt is directly related to the forgiveness of the PPP Loans.